Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24AA

SEVENTY-FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Seventy-fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows:

1.

TWC desires to use, and CSG agrees to provide, CSG's Recovery Management service (“Recovery Management”) for use in connection with any subscribers of TWC and/or its Affiliates for which TWC and/or its Affiliates receive billing processing from a third party billing processor, pursuant to the terms and conditions under the Agreement, as amended hereby.  Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement:

a)	The “Additional Services” section of Schedule C, “Basic Services and Additional Services and Associated Exhibits,” of the Agreement shall be amended to include the following:

Recovery Management-Non-ACP Subscribers (“Exhibit C-11”); and

b)

Schedule C, entitled “Basic Services and Additional Services and Associated Exhibits,” of the Agreement shall be amended to add the description reflected in Exhibit C-11, attached hereto (“Exhibit C-11”), under "Services Description."

2.

Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F of the Agreement, “Fee Schedule,” “CSG SERVICES,” Section IV. “Credit Management and Collections,” shall be amended to add a new subsection D, entitled “Recovery Management-Non-ACP Subscribers,” to include the following fees for Recovery Management-Non-ACP Subscribers:

CSG SERVICES

IV. Credit Management and Collections

D. Recovery Management-Non-ACP Subscribers (Note 1)(Note 4)

Description of Item/Unit of Measure	Frequency	Fee
a.1. Implementation Fee (per ******* ********** ***** implementation) (Note 2)	********	*****
b.2. Data Charge Implementation Fee (per ******* ********** ***** implementation) (Note 3)	********	$*********

Note 1: Commencement of Recovery Management service for Non-ACP Subscribers (defined in Exhibit C-11) is subject to TWC having executed an agreement with ******* (or having appropriate rights to participate under an existing agreement with *******) (“TWC/******* Agreement”) and having executed agreements with each of the Selected Agencies (defined in Exhibit C-11) (or having appropriate rights to participate under an existing agreement with the Selected Agencies).

Note 2: Implementation of Recovery Management service for the initial Non-ACP Subscriber Group will be pursuant to that certain Statement of Work (CSG document no. 2502706) to be executed by the parties, which shall include loading historic collections data (“Historic Data”) for the applicable Non-ACP Subscriber Group.  As may be requested by TWC from time to time, implementation of Recovery Management service for any other Non-ACP Subscribers shall require TWC and CSG to enter into a mutually agreed upon Statement of Work (each group of Non-ACP Subscribers as identified in an applicable Statement of Work, a "Non-ACP Subscriber Group").  For avoidance of doubt, each Non-ACP Subscriber Group implementation shall be subject to the Implementation Fee and the Data Charge Implementation Fee described in the table above, including applicable Notes thereto.

Note 3: The Data Charge Implementation Fee is for loading up to **** ******* ******** (*******) Records of Historic Data of the applicable Non-ACP Subscriber Group.  Loading of any Records requested by Customer in excess of **** ******* ******** (*******) will be at the rate of $**** per ********** ******.  As used herein, a “Record” consists of all Historic Data for *** (*) ******* ********** *******.  CSG and ******* shall ensure that all Records loaded into Recovery Management be promptly routed to the specified Selected Agencies.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 4: Other than the Implementation Fee and the Data Charge Implementation Fee described in the table above, including applicable Notes thereto, there will be no other charge or fee to Customers in connection with CSG's provision of the Recovery Management service for Non-ACP Subscribers, except any applicable fees as may be set forth in the TWC/******* Agreement.

3.

For avoidance of doubt, all Non-ACP Subscriber data provided or made available to ******* by or on behalf of Customers, and accessed, received, controlled, stored, processed, transmitted, maintained, or possessed by *******, in connection with the provision of the Recovery Management service for Non-ACP Subscribers to Customers hereunder shall constitute Customers’ Confidential Information and is subject to the terms and conditions of the Agreement.

4.

Any Affiliate and Participating Affiliate may use and receive the Recovery Management service without any requirement that (a) any such Affiliate execute a Participating Affiliate Addendum; or (b) that such Additional Service be set forth in any such Participating Affiliate’s Affiliate Addendum.  Any Affiliate with Non-ACP Subscribers that elects to use the Recovery Management service shall be deemed to be a Customer and a Participating Affiliate under the Agreement with respect to their use of the Recovery Management service, provided, however, unless otherwise mutually agreed between such Affiliate or TWC and CSG in an amendment to the Agreement, in no event shall any such Affiliate be required to purchase, nor shall CSG be required to provide, any other Products and/or Services of CSG.  In the event CSG no longer provides CSG Products and Services for any Connected Subscribers, CSG shall not be obligated to provide Recovery Management service for use with Non-ACP Subscribers.  In addition to TWC’s termination rights set forth in Article 6 of the Agreement, TWC shall also have the right to terminate any Customer’s use or receipt of the Recovery Management service for Non-ACP Subscribers for convenience, without notice to CSG, and TWC may terminate the Recovery Management service for Non-ACP Subscribers in its entirety upon written notice to CSG, at no charge or penalty to Customers.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

time warner cable inc. (“TWC”)		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Ron Morin	By:	/s/ Joseph T Ruble
Name:	Ron Morin	Name:	Joseph T. Ruble
Title:	Vice President	Title:	EVP, CAO & General Counsel
Date:	January 8, 2014	Date:	13 Jan 2014

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-11

Recovery Management-Non-ACP Subscribers Description:

1.

Recovery Management-Non-ACP Subscribers.  CSG will provide recovery management ("Recovery Management") service as provided herein and any documentation published, or otherwise made available by CSG to TWC and/or its Affiliates prior to the Effective Date.  Recovery Management service is for use in connection with any subscribers of TWC and/or its Affiliates for which TWC and/or its Affiliates receive bill processing from a third party billing processor (for purposes of the Recovery Management service, the “Non-ACP Subscribers”) at each Customer’s option.  The Recovery Management Non-ACP Subscribers service will facilitate (a) routing of Customers' charged-off or selected disconnected Non-ACP Subscriber account data (for purposes of this Amendment, the "Non-ACP Subscriber Recovery Management Data") from Customers to CSG's Permitted Subcontractor, ******* ******** ***, ("*******"); (b) loading of Historic Data on the ******* Application (as defined below); (c) routing of Non-ACP Subscriber Recovery Management Data to the appropriate Selected Agencies; and (d) routing of updated Non-ACP Subscriber Recovery Management Data provided by the Selected Agencies to *******, in each case, on a daily basis (except loading of Historic Data) through *******’* “****** ****** Management Recovery” software(“******* Application”).  For avoidance of doubt, neither CSG nor ******* shall be required to update such Non-ACP Subscriber accounts with the updated Non-ACP Subscriber Recovery Management Data provided by the Selected Agencies.  For purposes of clarification, ******* shall not be considered a third party beneficiary to the Agreement, as amended hereby.

2.

Requirements.  Customers will provide the Non-ACP Subscriber Recovery Management Data to ******* in such form and format as reflected in the Final BRD (as defined in the applicable Statement(s) of Work referenced in Note 2 of Schedule F of the Agreement under “Recovery Management-Non-ACP Subscribers”) or as otherwise mutually agreed by TWC and ******* on behalf of CSG (e-mail is acceptable).  The updated Non-ACP Subscriber Recovery Management Data provided by the Selected Agencies shall consist of such data and data fields and shall be provided to ******* and, subsequently by ******* to Customers, in each instance, in such form and format, as reflected in the Final BRD.  The updated Non-ACP Subscriber Recovery Management Data provided by the Selected Agencies shall include such additional fields as TWC may request from time to time, subject to consent of ******* on behalf of CSG, such consent not to be unreasonably withheld.

As reflected above, the Recovery Management-Non-ACP Subscribers services will be provided on behalf of CSG hereunder without CSG directly obtaining or receiving any Non-ACP Subscriber Recovery Management Data from *******, the Selected Agencies, or Customers.

3.

Approved Collection Agencies.  Collection agencies with which CSG has signed agreements will be deemed to be approved by CSG for Customers’ use in conjunction with the Recovery Management service (the "Approved Agencies").  CSG has provided TWC with a list of its current Approved Agencies prior to the Effective Date of the Amendment. Further, CSG shall provide TWC with an updated current list of Approved Agencies from time to time at TWC's written request (email is sufficient).

Only Approved Agencies selected by TWC (“Selected Agencies”) shall be set up for use with the Recovery Management-Non-ACP Subscribers services. For avoidance of doubt, once Recovery Management-Non-ACP Subscribers services are implemented for Customer(s), Customers may request that additional Selected Agencies be set up from time to time for use with Recovery Management-Non-ACP Subscribers services by notice to CSG (email is sufficient) and CSG shall set up such additional Selected Agencies.

Any collection agency other than Approved Agencies ("Other Collection Agency") will need to enter into an agreement with CSG to become an Approved Agency.

CSG shall have no obligation to Customers to maintain the current Approved Agencies; if an agreement between CSG and any Approved Agency expires or is terminated for any reason, such agency shall no longer be an Approved Agency and CSG will no longer provide Recovery Management service for Non-ACP Subscribers to Customers with respect to such agency (“Terminated Collection Agency”); provided, however, that upon knowledge by CSG, CSG shall provide TWC with written notice pursuant to the terms of the Agreement or pursuant to a written document executed by both parties that any such Approved Agency shall become a Terminated Collection Agency and the anticipated date of such change.

4.

Support.  CSG shall provide support for the Recovery Management service for Non-ACP Subscribers, and problems shall be reported and resolved, in accordance with the priority levels set forth in Section II of Schedule H of the Agreement.  CSG’s support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) such time as all Customers cease use of the Recovery Management service for Non-ACP Subscribers.